     SECURITIES AND EXCHANGE COMMISSIONSECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13  or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)            February 26, 1997



                           Methode Electronics, Inc.
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



          0-2816                              36-2090085
   (Commission File Number)      (I.R.S. Employer Identification Number)



7444 W. Wilson Avenue, Harwood Heights, Illinois                    60656
   (Address of Principal Executive Offices)                       (Zip Code)



                                 (708) 867-9600
              (Registrant's Telephone Number, Including Area Code)




         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Acquisition or Disposition of Assets.

On February 26, 1997, Methode Electronics, Inc. signed an agreement to acquire for $30,000,000 in cash all of the shares of German-based Merit-Elektrik GmbH and Malta-based Merit Malta Ltd. (Merit Elektrik) subject to regulatory approval and normal closing conditions. Merit Elektrik is a manufacturer of automotive switches and has a substantial position in the European automotive switch gear community and supplies General Motors (Opel), Ford Motor and Volkswagen with ignition switches, transmission controls, switches and other devices. Malta-based Merit Elektrik operates modern automated manufacturing facilities with a recognized European design and tooling capability.

The acquisition is a major commitment to the European automotive community and the presence of the additional organization assures Methode a strong foothold in this growing market. Merit Elektrik offers an established functional switch design capability with recent awards indicating a growing product penetration and solid customer acceptance. The venture will provide Methode with a stronger global customer base as well as a complementary, but non-competitive, product line.

Merit Elektrik provides a beachhead for Methode in continental Europe where Methode has joined forces with a valued provider to the major auto and truck producers. It is expected that Merit Elektrik will benefit from Methode's established products for multi-functional steering column, ergonomic and control components which can now be supplied through Merit Elektrik more efficiently to European manufacturers than has been previously possible. Whereas Methode will add products in the "hidden" functional switches category, the combination strengthens each company's core competence. It is the objective that Methode's products will find increased acceptance in both South America and Europe and Merit Elektrik's products will contribute to an additional penetration into Methode's current customer base.

Methode will use its current cash balances to complete the purchase of all of the shares of the non-public Merit Elektrik from its shareholders Gunter Merten, Jost Merten, Inge Merten and Ute Merten.

The press release issued by Methode on February 26, 1997, is attached hereto as
Exhibit 99.1.
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Item 7.  Financial Statements and Exhibits

     (c)  Exhibits



                               INDEX TO EXHIBITS


Exhibit
Number          Description
-------         -----------

99.1      Press release dated February 26, 1997
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Methode Electronics, Inc.
                                     -------------------------
                                         (Registrant)



Date   February 27, 1997           By
       -----------------               ------------------------------------
                                       Kevin Hayes, Chief Financial Officer